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                                   EXHIBIT 8

                           AGREEMENT TO FILE JOINTLY

The undersigned hereby agrees as follows:

          (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Amendment No. 1 to Schedule 13D is filed on behalf of each of them; and

          (ii) Each of them is responsible for the timely filing of such Amendment No. 1 to Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated:  November 8, 1996
                            BANKAMERICA CORPORATION


                            By /s/ David A. Thrailkill
                              ---------------------------
                              Name:  David A. Thrailkill
                              Title:  Vice President

                            BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION


                            By /s/ David A. Thrailkill
                               --------------------------
                              Name:  David A. Thrailkill
                              Title:  Vice President

                            SECURITY PACIFIC EQUIPMENT LEASING, INC.


                            By /s/ Jerome A. Moskovitz
                               --------------------------
                              Name:  Jerome A. Moskovitz
                              Title:  Vice President

                            BA LEASING & CAPITAL CORPORATION


                            By /s/ Jerome A. Moskovitz
                               --------------------------
                              Name:  Jerome A. Moskovitz
                              Title:  Vice President

                            UNITED STATES AIRLEASE HOLDING, INC.


                            By /s/ David B. Gebler
                               --------------------------
                              Name:  David B. Gebler
                              Title:  Senior Vice President